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                  CERTIFICATE OF INCORPORATION
                  ----------------------------






Incorporated by reference to Annual Report on Form 10-K filed with the Commission for Registrant's fiscal year ended November
30, 1988.




























                          EXHIBIT 3(I)

                               24